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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 9, 2000

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                             ATRIUM COMPANIES, INC.
             (Exact name of Registrant as specified in its charter)

      DELAWARE                   333-20095                      75-2642488
   (State or other          (Commission File Number)          (I.R.S. Employer
jurisdiction of incorporation)                            Identification Number)

1341 W. MOCKINGBIRD LANE
     SUITE 1200W
    DALLAS, TEXAS
(Address of principal                                              75247
  executive offices)                                             (Zip code)

       Registrant's telephone number, including area code: (214) 630-5757

                                       N/A

                  (former address if changed since last report)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS

         Atrium Companies, Inc. reported that its Wing interior wood door division has been notified by The Home Depot ("THD") that the retailer plans to shift its interior door business to two integrated full-line door manufacturers. These manufacturers apparently have committed to make significant capital and resource investments to serve the majority of THD's interior wood door needs. Consequently, THD's reported strategic alliance will result in a significant reduction in purchases of solid wood, hollow-core and bi-fold doors for stock purposes from Atrium and several other millwork producers. The timing of the transition will be affected by several factors, but is expected to be completed in 2000.

         Statements in this Current Report on Form 8-K, other than statements of historical information, are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from those projected or suggested herein due to certain risks and uncertainties including, without limitation, the risks associated with the ability to consummate the transactions set forth above, as well as operating risks. Those and other risks are described in Atrium's filings with the Securities and Exchange Commission (the "SEC") made over the last 12 months, copies of which are available from the SEC or may be obtained upon request from Atrium.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      EXHIBITS
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         *99.1       Press Release of Atrium Companies, Inc. dated May 9, 2000.

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*Filed herewith.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            ATRIUM CORPORATION

                                            By: /s/ Jeff L. Hull
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                                            Name:    Jeff L. Hull
                                            Title:   President, Chief Financial
                                                     Officer and Treasurer

Date:    May 17, 2000


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                                INDEX TO EXHIBITS

   EXHIBIT
    NUMBER
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    *99.1            Press Release of Atrium Companies, Inc. dated May 9, 2000.


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*Filed herewith.